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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):     November 14, 2003



                             XO COMMUNICATIONS, INC.
               (Exact name of registrant as specified in charter)


    Delaware                      0-30900                       54-1983517
(State or other               (Commission File                 (IRS Employer
jurisdiction of                   Number)                   Identification No.)
incorporation)



11111 Sunset Hills Road, Reston, Virginia                          20190
(Address of principal executive offices)                         (Zip Code)



Registrant's telephone number, including area code: 703-547-2000

          (Former name or former address, if changed from last report)

Item 12. Results of Operations and Financial Condition.

     XO Communications, Inc. ("XO") has received approximately $162.5 million in paid subscriptions for approximately 32.5 million shares of its new common stock in the initial stage of a rights offering at $5.00 per share. The first stage of the offering ended on November 14, 2003.

     XO will offer the balance of approximately 7.5 million shares remaining from the 40 million shares offered pursuant to the rights offering at the same price through transferable rights in the second stage of the offering. The second stage is expected to commence in early December. The shares subscribed for in both stages of the offering will be issued after the expiration of the transferable rights in early January 2004.

     The transferable rights will be issued to pre-petition secured XO creditors as of November 15, 2002. The rights offering is being made pursuant to the Company's Chapter 11 plan of reorganization, which was confirmed by the Bankruptcy Court on that date and the proceeds received by XO from the rights offering will be used to retire existing secured debt.

     A copy of a related press release is attached hereto as Exhibit 99.1 (see Note (1) below).

Note (1): The final tabulation of shares purchased in the rights offering revealed the actual number of shares subscribed for in the first stage of the rights offering to be as reported above, approximately 280,000 more than was initially reported in Exhibit 99.1.

Item 7. Financial Statements and Exhibits.

   Exhibits. XO Communications, Inc.

   99.1      Press Release of XO Communications, Inc., dated November 17, 2003.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   XO COMMUNICATIONS, INC.


                                   By:  /s/ Wayne M. Rehberger
                                        ------------------------------------
                                        Name:   Wayne M. Rehberger
                                        Title:  Executive Vice President and
                                                Chief Financial Officer

November 18, 2003

                                  Exhibit Index
                                  -------------

      Exhibit No.        Description
      -----------        -----------

      99.1          Press Release of XO Communications, Inc., dated
                    November 17, 2003.